Form of Mortgage Loan Purchase Agreement

Thornburg Mortgage Securities Corporation,

as Purchaser

and

[     ],

as Seller

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of [     ] [   ], [     ]

[Adjustable Rate] and [Hybrid] Mortgage Loans

Thornburg Mortgage Securities Trust [     ]
Mortgage [Loan Pass-Through Certificates] [Backed Notes], Series [     ]

Table of Contents

i

This MORTGAGE LOAN PURCHASE AGREEMENT, dated as of [     ] [   ], [     ] (the “Agreement”), is made and entered into between [     ] (the “Seller”) and Thornburg Mortgage Securities Corporation, a Delaware corporation (the “Purchaser”).

WITNESSETH

WHEREAS, the Seller is the owner of the notes or other evidence of indebtedness (the “Mortgage Notes”) so indicated on Schedule I hereto referred to below, and the other documents or instruments constituting the Mortgage File (collectively, the “Mortgage Loans”); and

WHEREAS, the Seller is a party to the servicing agreements identified on Schedule II (each a “Servicing Agreement,” and together the “Servicing Agreements”), and certain of the Mortgage Loans are currently being serviced thereunder by the servicers identified therein; and

WHEREAS, the Seller, as of the date hereof, owns the mortgages or deeds of trust (the “Mortgages”) on the properties (the “Mortgaged Properties”) securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, (b) the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans and (c) the Seller’s security interest in any Additional Collateral; and

WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans, including the Mortgages, and assign the Seller’s rights under the Servicing Agreements to the Purchaser pursuant to the terms of this Agreement; and

WHEREAS, pursuant to the terms of that certain [Pooling and Servicing Agreement dated as of [     ] [   ], [     ] (the “Pooling and Servicing Agreement”) among the Purchaser, as depositor, the Seller, as seller, [     ], as master servicer and securities administrator and [     ], as trustee (in such capacity, the “Trustee”)] [Sale and Servicing Agreement (the “Sale and Servicing Agreement”) dated as of [     ] [   ], [     ] by and among Thornburg Mortgage Securities Trust [     ] (the “Trust”), as issuer (the “Issuer”), the Purchaser, as depositor (in such capacity, the “Depositor”), the Seller [     ], as master servicer and securities administrator and [     ], as indenture trustee (the “Indenture Trustee”)], the Purchaser will convey the Mortgage Loans to [Thornburg Mortgage Securities Trust [     ] (the “Trust”)] [the Trust].

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS AND SCHEDULES

Section 1.01. Definitions. Any capitalized term used but not defined herein shall have the meaning assigned thereto in the [Pooling] [Sale] and Servicing Agreement or the related Prospectus Supplement dated [     ] [   ], [     ] (the “Prospectus Supplement”) to the Prospectus dated April [     ] [   ], [     ] (the “Prospectus”).

ARTICLE II.

SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

Section 2.01. Sale of Mortgage Loans; Assignment of the Servicing Agreements. The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under (i) each Mortgage Loan, including the related Cut-Off Date Principal Balance and all collections in respect of interest and principal due after the Cut-Off Date (and all principal received before the Cut-Off Date to the extent such principal relates to a Monthly Payment due after the Cut-Off Date); (ii) property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; (iv) any Additional Collateral with respect to the Mortgage Loans; and (v) all proceeds of any of the foregoing.

Concurrently with the execution and delivery of this Agreement, the Seller hereby assigns to the Purchaser all of its rights and interest (but none of its obligations) under each Servicing Agreement, other than any servicing rights retained pursuant to the provisions of such Servicing Agreements, to the extent relating to the Mortgage Loans. The Purchaser hereby accepts such assignment, and shall be entitled to exercise all such rights of the Seller under each Servicing Agreement as if the Purchaser had been a party to each such agreement.

Section 2.02. Obligations of the Seller Upon Sale and Assignment. In connection with the transfer pursuant to Section 2.01 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser pursuant to this Agreement and (b) to deliver to the Purchaser and the [Indenture] Trustee a computer file containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the Cut-Off Date, (i) its account number and (ii) the Cut-Off Date Principal Balance and such file, which forms a part of Schedule A to the [Pooling] [Sale] and Servicing Agreement, shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

In connection with such conveyance by the Seller, the Seller shall on behalf of the Purchaser deliver to, and deposit with the Trustee, as assignee of the Purchaser, on or before the Closing Date, the documents described in Section 2.01 of the [Pooling] [Sale] and Servicing Agreement including, but not limited to, the Mortgage File and the Servicing Agreements. In the case of the Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to execution of this Agreement, the Seller, in lieu of delivering the related Mortgage Files, shall deliver to the [Indenture] Trustee on behalf of the Purchaser an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such prepayments that are required to be deposited in the Collection Account pursuant to Section 2.01 of the [Pooling] [Sale] and Servicing Agreement have been so deposited

The Seller hereby confirms to the Purchaser [and the [Indenture] Trustee] that it has made the appropriate entries in its general accounting records, to indicate that the Mortgage Loans have been transferred [to the [Indenture] Trustee, or a custodian appointed pursuant to the [Pooling] [Sale] and Servicing Agreement to act on behalf of the [Indenture] Trustee, and that the Mortgage Loans constitute part of the Trust in accordance with the terms of the [Pooling] [Sale] and Servicing Agreement] [as directed by the Purchaser].

The Purchaser hereby acknowledges its acceptance of all right, title and interest in, to and under the Mortgage Loans and other property, and its rights under the Servicing Agreements, now existing or hereafter created, conveyed to it pursuant to Section 2.01 hereof.

Section 2.03. Payment of Purchase Price for the Mortgage Loans. In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to (i) pay to the Seller on the Closing Date by transfer of immediately available funds, an amount equal to $[     ] (which amount includes accrued interest) (the “Purchase Price”). The Seller shall pay, and be billed directly for all reasonable expenses incurred by the Purchaser in connection with the issuance of the [Certificates] [Notes], including, without limitation, printing fees incurred in connection with the Prospectus Supplement relating to the [Certificates] [Notes], fees and expenses of Purchaser’s counsel, fees of the rating agencies requested to rate the [Certificates] [Notes], accountant’s fees and expenses and the fees and expenses of the [Indenture] Trustee and other out-of-pocket costs, if any.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.01. Seller Representations and Warranties Relating to the Mortgage Loans. The Seller hereby makes the representations and warranties set forth in Schedule III hereto applicable to the Mortgage Loans and by this reference incorporated herein, to the Purchaser [and the [Indenture] Trustee], as of the Closing Date or, if applicable, such other date as may be specified therein.

Section 3.02.  Seller’s Representations and Warranties. The Seller represents, warrants and covenants to the Purchaser as of the Closing Date or as of such other date specifically provided herein:

(i) [the Seller is duly organized, validly existing and in good standing as a corporation under the laws of the State of [     ] and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to fulfill its obligations hereunder;]

(ii) the Seller has the power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or other similar laws in relation to the rights of creditors generally;

(iii) the execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller’s certificate of incorporation or by-laws or constitute a material default under or result in a material breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

(iv) the Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

(v) the Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(vi) the Seller has good, marketable and indefeasible title to the Mortgage Loans, free and clear of any and all liens, pledges, charges or security interests of any nature encumbering the Mortgage Loans;

(vii) the Mortgage Loans are not being transferred by the Seller with any intent to hinder, delay or defraud any creditors of the Seller;

(viii) there are no actions or proceedings against, or investigations known to it of, the Seller before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or validity or enforceability of, this Agreement;

(ix) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained; and

(x) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions.

(b) On the Closing Date, the Seller shall deliver to the Purchaser a certificate of an authorized officer of the Seller to the effect that, as of the Closing Date, the information set forth in the Prospectus Supplement, as it relates to the [Thornburg Information] does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

Section 3.03. Remedies for Breach of Representations and Warranties.  It is understood and agreed that (i) the representations and warranties set forth in Sections 3.01 and 3.02 hereof shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser and the Trust, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination or lack of examination of any Mortgage File and (ii) the remedies for the breach of such representations and warranties and for the failure to deliver the documents referred to in Section 2.02 hereof shall be as set forth in Section 2.[03] [04] of the [Pooling] [Sale] and Servicing Agreement.

It is understood and agreed that the representations and warranties set forth in Section 3.01 hereof shall survive delivery of the respective Mortgage Files [to the [Indenture] Trustee] on behalf of the Purchaser.

ARTICLE IV.

SELLER’S COVENANTS

Section 4.01. Covenants of the Seller.  The Seller hereby covenants that, except for the transfer hereunder, it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; it will notify the Trust, as assignee of the Purchaser, of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof; and it will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.01 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

ARTICLE V.

INDEMNIFICATION

Section 5.01. Indemnification. The Seller agrees to indemnify and to hold each of the Purchaser, the Trust, the [Indenture] Trustee, each of the officers and directors of each such entity and each person or entity who controls each such entity or person harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser, the Trust, the [Indenture] Trustee, or any such person or entity may sustain in any way related to the failure of the Seller to perform its duties in compliance with the terms of this Agreement. The Seller shall immediately notify the Purchaser and the [Indenture] Trustee if a claim is made under this provision. The Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser, the Trust, the [Indenture] Trustee or any such person or entity in respect of such claim.

ARTICLE VI.

TERMINATION

Section 6.01. Termination.  The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the respective indemnity obligations as provided herein, upon the termination of the [Trust] [Sale and Servicing Agreement] as provided in Article X [of the Pooling and Servicing Agreement] [thereof].

ARTICLE VII.

MISCELLANEOUS PROVISIONS

Section 7.01. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the parties hereto.

Section 7.02. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 7.03. Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

if to the Seller:

[     ]

or such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

if to the Purchaser:

Thornburg Mortgage Securities Corporation
150 Washington Avenue, Suite 302
Santa Fe, New Mexico 87501
Attention: Deborah J. Burns

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

Section 7.04. Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

Section 7.05. Counterparts.  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, which may be transmitted by telecopier each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 7.06. Further Agreements.  The parties hereto each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of the [Certificates representing interests in the Trust Fund, including the Mortgage Loans] [Notes under the Indenture].

Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from the Seller, the Seller will cooperate with the Purchaser in connection with the sale of the Class [     ] [Certificates] [Notes]. In that connection, the Seller will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably required in connection with the offering of the [Certificates] [Notes].

Section 7.07. Intention of the Parties. The parties hereto intend that the transaction set forth herein be a non-recourse sale by the Seller to the Purchaser of all of the Seller’s right, title and interest in, to and under the Mortgage Loans and other property described in Section 2.01 hereof. Accordingly, the parties hereto each intend to treat the transaction as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. Nonetheless, in the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller’s right, title and interest in, to and under the Mortgage Loans and other property described in Section 2.01 hereof, whether now existing or hereafter created, to secure all of the Seller’s obligations hereunder; and this Agreement shall constitute a security agreement under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the [Pooling] [Sale] and Servicing Agreement. The Purchaser will have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which will affect the Federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

Section 7.08. Successors and Assigns: Assignment of Purchase Agreement.  This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and the [Indenture] Trustee. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser which consent shall be at the Purchaser’s sole discretion, except that the Purchaser acknowledges and agrees that the Seller may assign its obligations hereunder to any Person into which the Seller is merged or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party or any Person succeeding to the business of the Seller. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans and the rights of the Seller under the Servicing Agreements for the purpose of selling [them to the Trust that will issue the Certificates representing undivided interests in such Mortgage Loans] [and assigning them to the Issuer which will pledge them to the Indenture Trustee]. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to [the Trust of all of the Purchaser’s rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to the Trust and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Trustee. Such enforcement of a right or remedy by the Trustee shall have] [the Issuer which may be enforced or exercised with] the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

Section 7.09. Survival.  The representations and warranties set forth in Sections 3.01 and 3.02 and the provisions of Article V hereof shall survive the purchase of the Mortgage Loans hereunder.

IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

Thornburg Mortgage Securities Corporation,
as Purchaser

By:
Name:
Title:

[     ],
as Seller

By:
Name:
Title:

STATE OF [ ]	)
)ss.:
COUNTY OF __________	)

On the ___ day of [     ], [     ] before me, a Notary Public in and for said State, personally appeared ________________________, known to me to be a _______________________ of Thornburg Mortgage Securities Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_______________________
Notary Public

My Commission Expires on _______________

STATE OF NEW MEXICO	)
)ss.:
COUNTY OF SANTE FE	)

On the ____ day of [     ], [     ] before me, a notary public in and for said State, personally appeared [     ], known to me to be a [     ] of [     ], a [     ] corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_______________________
Notary Public

My Commission Expires ______________________

SCHEDULE I

MORTGAGE LOAN SCHEDULE

[See Schedule I of [Pooling] [Sale] and Servicing Agreement]

I-1

SCHEDULE II

LIST OF SERVICING AGREEMENTS

[     ]

II-1

SCHEDULE III

SELLER’S REPRESENTATIONS AND
WARRANTIES RELATING TO
MORTGAGE LOANS

The Seller hereby represents and warrants to, and covenants with, the Purchaser that, as to each Mortgage Loan, as of the Closing Date:

[Insert representations and warranties. These will generally include representations and warranties regarding the mortgage loan schedule, outstanding charges, modification of the terms of the mortgage notes, defenses to enforceability of the mortgage notes, satisfaction of the mortgages, the validity of the documents, compliance with applicable laws, validity of the liens, ownership of the mortgage loans, insurance, transferability of the mortgage loans, whether the mortgage properties are undamaged, collection practices, due-on-sale clauses, prepayment premiums and foreclosure].

III-1